UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

OMNIQ CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40768	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

696 W Confluence Ave, Murray, UT 84123

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	OMQS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

OmniQ Corp. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on October 21, 2025, at the Company’s headquarters located at 696 West Confluence Avenue, Murray, Utah. Stockholders of record at the close of business on August 22, 2025 were entitled to vote at the Annual Meeting. A total of 7,051,847 shares, representing approximately 61% of the 11,627,930 shares of the Company’s common stock outstanding as of the record date (including 25,000 votes on an as-converted basis from the Company’s outstanding shares of Series C Preferred Stock), were present in person or by proxy at the meeting, constituting a quorum.

The matters voted upon and the results of the voting were as follows:

Proposal 1: Election of Directors.

Stockholders elected each of the nominees named below to serve as directors until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominee	For	Withheld
Shai Lustgarten	4,298,918	591,581
Guy Elhanani	4,304,218	586,281

Broker non-vote: 2,161,348

Proposal 2: Ratification of Appointment of Independent Auditor.

Stockholders ratified the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstentions
6,841,755	95,104	114,988

Proposal 3: Adoption of the Company’s 2025 Equity Incentive Plan

Stockholders approved the Company’s 2025 Equity Incentive Plan.

For	Against	Abstentions
4,217,122	647,439	25,938

Item 8.01. Other Events.

The Company has relocated its principal executive offices, effective October 21, 2025, to 696 West Confluence Avenue, Murray, Utah 84123. All future correspondence should be directed to this address. The Company’s telephone number remains (801) 733-2222.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2025

OMNIQ Corp.

By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
Chief Executive Officer